EXHIBIT 10.6

                                          CLIENT:
                                                   -----------------------------

[GLOBIX(TM) LOGO]                         ADDRESS:
                                                   -----------------------------

                                          DATE:
                                                   ---------------

                        MASTER SERVICE AGREEMENT(vC3.03)

This Master Service Agreement ("Agreement"), by and between Globix Corporation, a Delaware corporation with offices at 139 Centre Street, New York, NY 10013 ("Globix") and Client covers business transactions which Globix and Client may enter into from time to time.

NOW, THEREFORE, the parties hereto agree as follows:

DEFINITIONS

CLIENT: The party entering into this Agreement with Globix.

CONTENT: Audio, video, film, slides or other images or text (digital or otherwise) either provided to Globix by Client for Globix's performance of the Services or transmitted through the Globix network.

EXHIBIT I: Sets forth a description, and the cost, of specific Goods and/or Service to be performed, or provided, by Globix. Separate Exhibits I may be executed for different Goods and/or Service.

GOODS: Any products, including hardware, firmware or software licenses sold, licensed or otherwise provided to Client.

SERVICE: Work performed by Globix hereunder.

SECTION 1. TERM This Agreement shall remain in effect until terminated pursuant to Section 10 hereof.

SECTION 2. ORDER SUBMISSION, CREDIT APPROVAL AND DEPOSITS Client may from time to time submit to Globix orders containing requisite information on an Exhibit I or other approved form. Globix's acceptance shall confirm the availability of the Goods and/or Service requested. Orders are subject to credit approval. Client shall provide Globix with information to demonstrate acceptable credit before delivery of Goods and/or Service under any Exhibit I. Globix may require Client to prepay or furnish a deposit as a condition of acceptance or continuation of an order.

SECTION 3. BILLING AND PAYMENT

3.1 BILLING. One time set-up fees are due upon order submission. Recurring Service charges are billed monthly in advance, effective upon Globix's delivery of Service. Usage and consumption charges are billed in arrears.

3.2 PAYMENT. Payment is due in accordance with the invoice, without set off or deduction within thirty (30) days of the invoice date. The unpaid balance of any invoice shall bear interest at the lesser of 1.5% per month (prorated on a daily basis) or the highest rate allowed by law and Client shall pay all collection costs including reasonable attorneys' fees.

3.3 DISPUTED BILLS. Client may dispute an invoice or portion thereof only by (i) submitting a written detailed claim (c/o Accounting Dept.) describing such dispute within thirty (30) days of the invoice date and (ii) making full and timely payment of all undisputed amounts.

3.4 TAXES AND FEES. Prices for Goods and/or Service are exclusive of applicable sales or use taxes, which shall be paid by Client.

3.5 REGULATORY AND OPERATIONAL CHANGES. In the event of any future regulatory requirement, tax, tariff, increased power costs or similar circumstance that increases the cost of Service, Client shall have thirty (30) days after notice of the related price increase to terminate the affected Service without early termination charges.

SECTION 4. PERFORMANCE BY GLOBIX Globix will use industry standard efforts to:
(i) maintain Globix's facilities and equipment required to deliver Service, (ii) furnish Service in accordance with the applicable Service Level Agreement ("SLA"), provided Globix has operational facilities available at the time of Client's order, regardless of whether or not Client's equipment is operational, and (iii) provide additional Service, upon request and if appropriate resources are available at Globix's standard rates.

SECTION 5. GOODS

5.1 TITLE. Title to Goods sold to Client shall pass upon full payment. As security for such payment, Client hereby grants to Globix a security interest in and to any such Goods and the proceeds thereof. Title to all other Goods, equipment and/or facilities furnished by Globix, shall remain with Globix.

5.2 SHIPMENT. Client shall notify Globix and the shipping company, in writing, within two (2) business days after delivery of any defective, non-conforming or damaged Goods. Failure to do so shall constitute acceptance of any such Goods and a waiver of any claim against Globix.

5.3 RETURNS. To return Goods, Client must obtain a return material authorization from Globix's Purchasing Department.

5.4 EXCLUSIONS. Equipment provided or installed by Globix for use in connection with the Service shall not be used for any purpose other than that for which Globix provided it. In the event that Client or a third party attempts to operate or maintain any Globix-owned equipment without first obtaining Globix's written approval, Client shall pay Globix, in addition to any other remedies to which Globix is entitled, for any damage incurred, repair and/or replacement (at Globix's option) necessitated and service charges relating to the maintenance or inspection of said equipment. Globix is not responsible for the installation, maintenance, compatibility, or performance of any equipment or software not provided by Globix. If such equipment or software impairs the Service, Client remains liable for payment. If such equipment or software causes or is likely to cause hazard or service obstruction, Client shall, upon notice, remedy the situation. Globix may, at Client's request and at Globix's then-current rates, render consulting Service to remedy the difficulties caused by any of the foregoing.

5.5 GOODS AND/OR SERVICES SELECTED. (i) Globix agrees to provide and Client agrees to purchase the Goods and/or Service set forth on the attached Exhibit I and (ii) in the event Client requests Globix to perform consulting or technical Service of a specialized nature, the details, deliverables, milestone dates, fees and other pertinent information relating to such performance will be set forth on an attached, executed Statement of Work ("SOW"). In such event, Globix shall provide said Service to Client using employees or subcontractors of Globix, in Globix's sole discretion.

SECTION 6. CLIENT OBLIGATIONS

6.1 CLIENT'S OBLIGATIONS.

A. Client shall pay: (i) charges applicable to the Goods and/or Service (including charges incurred as a result of fraud or unauthorized use of the Service); (ii) additional fees or charges arising from supplemental Client Service requests and/or Client's usage of facilities, bandwidth and/or network capacity above and beyond Client's entitlement as set forth in the applicable SLA and/or Exhibit I; and (iii) other agreed charges.

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B. Client will: (i) be solely responsible for all Content and any party's reliance thereunder and (ii) allow Globix, for the sole purpose of its performance hereunder, to copy, display, distribute, download, transmit and otherwise use the Content.

C. Client shall not and shall not permit others to rearrange, disconnect, remove, attempt to repair, or otherwise tamper with any of the facilities or equipment installed by Globix or its agents, except upon Globix's written consent.

D. For complex web hosting Service, Client shall obtain and/or maintain in full force and effect during the Term of the applicable Exhibit I: (i) comprehensive general liability insurance in an amount not less than five ($5,000,000) million dollars per occurrence for bodily injury and property damage; (ii) employer's liability insurance in an amount not less than one ($1,000,000) million dollars per occurrence; and (iii) workers' compensation insurance in an amount not less than the statutory requirements. Client shall furnish Globix with a certificate evidencing such coverage and naming Globix as an additional insured. Client will be solely responsible for ensuring that its agents (including consultants, contractors and subcontractors) maintain separate insurance at levels no less than those required herein above. Client is solely responsible for obtaining and/or maintaining appropriate property coverage for all Client equipment located on Globix's premises.

E. When Service occurs at Client's designated premises, Client shall provide:
(i) space, utilities, and HVAC necessary to maintain the proper environment for the Service, (ii) a safe, hazard free, working environment complying with applicable laws and regulations, and (iii) access and cooperation as may be required for provision of Goods and Service; and (iv) shall ensure Globix's equipment remains free and clear of any liens or encumbrances

F. Client shall notify Globix of any changes to its notice address or other contact information.

6.2 CLIENT WARRANTY. Client warrants and represents that it has all necessary right, title and interest in the Content, and that it has obtained all consents, licenses, permissions and releases necessary to grant Globix the right to distribute the Content.

6.3 COMPLIANCE. Client shall comply with all applicable laws and regulations and with Globix's Policies and Procedures as may be in effect from time to time (See the Globix website - www.Globix.com).

SECTION 7. SERVICE LEVEL; DISCLAIMER OF WARRANTIES

7.1 SERVICE LEVEL. Service shall conform to the SLA attached hereto or attached to an applicable Exhibit I.

7.2 NO OTHER WARRANTY. EXCEPT FOR THE SERVICE LEVEL REFERENCED IN Section 7.1, SERVICE IS PROVIDED ON AN "AS IS" AND "AS AVAILABLE" BASIS AND GLOBIX EXCLUDES AND CLIENT HEREBY WAIVES ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED (OTHER THAN RELATING TO TITLE OF GOODS) ARISING BY OPERATION OF LAW OR OTHERWISE, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, AND TITLE, AS WELL AS ANY WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICE. GLOBIX DOES NOT WARRANT OR GUARANTY THAT THE SERVICE WILL CAUSE THE GOODS TO OPERATE WITHOUT FAULT, ERROR OR INTERRUPTION. CLIENT'S SOLE AND EXCLUSIVE REMEDY FOR GLOBIX'S FAILURE TO PROVIDE THE SERVICE LEVEL SET FORTH IN THE SLA IS TO TERMINATE THE RESPECTIVE EXHIBIT I SUBJECT TO THE TERMINATION LIABILITY, AND AS PROVIDED IN THE APPLICABLE SLA.

SECTION 8. LIMITATION OF LIABILITY

8.1 LIMITATION OF LIABILITY.

A. THE LIABILITY OF GLOBIX FOR DAMAGES ARISING OUT OF THE FURNISHING OF SERVICE OR ANY OTHER MATTER HEREUNDER, INCLUDING BUT NOT LIMITED TO MISTAKES, OMISSIONS, INTERRUPTIONS, DELAYS, TORTIOUS CONDUCT, ERRORS OR OTHER DEFECTS, REPRESENTATIONS, USE OF SERVICE OR ARISING OUT OF THE FAILURE TO FURNISH SERVICE, WHETHER CAUSED BY ACTS OF COMMISSION OR OMISSION, (INCLUDING CLIENT HARDWARE OR SOFTWARE FAILURES OR ANY OTHER DAMAGE OCCURING AFTER THE PROVISION OF SERVICE) SHALL BE LIMITED TO THE EXTENSION OF CREDIT ALLOWANCES DUE UNDER ANY APPLICABLE SLA. THE EXTENSION OF SUCH CREDIT ALLOWANCES OR REFUNDS SHALL BE CLIENT'S SOLE REMEDY AND GLOBIX'S SOLE LIABILITY. IN NO EVENT SHALL GLOBIX'S LIABILITY EXCEED SERVICE PAYMENTS MADE BY CLIENT TO GLOBIX OVER THE PRECEEDING TWELVE (12) MONTHS.

B. NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES (INCLUDING BUT NOT LIMITED TO DAMAGES FOR LOST PROFITS OR LOST REVENUES), WHETHER CAUSED BY THE ACTS OR OMISSIONS OF A PARTY'S EMPLOYEES OR REPRESENTATIVES, CULPABLE NEGLIGENCE, OR WILLFUL MISCONDUCT REGARDLESS OF WHETHER SUCH PARTY HAS BEEN INFORMED OF THE LIKELIHOOD OF SUCH DAMAGES.

C. GLOBIX SHALL HAVE NO OBLIGATION OR LIABILITY FOR (i) ANY RECONFIGURATION, MODIFICATION, MISUSE OR ABUSE OF GOODS OR SERVICE BY CLIENT OR ITS AGENTS AND
(ii) ANY CONTENT.

8.2 BASIS OF BARGAIN AND FAILURE OF ESSENTIAL PURPOSE. Client acknowledges and agrees that Globix has set its prices and entered into this Agreement in reliance on the warranties, limitations and disclaimers set forth herein which reflect an allocation of risk between the parties (including the risk that a contract remedy may fail of its essential purpose and cause consequential loss) and forms an essential basis of the bargain between the parties.

SECTION 9. SUSPENSION

9.1 RIGHT TO SUSPEND. Globix may suspend access or any or all Service forthwith in the event that:

A. (i) Client fails to comply with any provision of Sections 3, 6 or 11 of this Agreement or (ii) Globix is entitled to terminate this Agreement (including, without limitation, by reason of a breach, fault or omission by Client hereunder);

B. such suspension is: (i) for the purpose of carrying out maintenance pursuant to this Agreement; (ii) to substitute, change, reconfigure, relocate or rearrange Service; or (iii) in accordance with an order, instruction or request of any government entity; or

C. Client consumes Service in an amount that materially exceeds Client's credit limit and Client, after demand, has not provided sufficient security for payment.

9.2 NO WAIVER. Suspension shall not be a waiver of any right of termination. If Service has been suspended other than for Client's breach, Service shall be restored as soon as reasonably possible and the applicable Service charges shall be ratably abated. If Service has been suspended for any other reason and Client requests that Service be restored, Globix may restore Service after satisfaction of conditions and imposition of charges as Globix reasonably requires.

SECTION 10. TERMINATION

10.1 TERMINATION FOR CAUSE. Globix may terminate this Agreement: (i) without notice upon Client's failure to pay amounts when due, after five (5) days written notice and failure to cure; (ii) for breach of a material provision of this Agreement, after fourteen (14) days written notice and failure to cure;
(iii) if Globix is unable to provide Service hereunder due to Client's acts or omissions: (iv) upon any regulatory decision or governmental order requiring Globix to suspend Service(s) or which is reasonably likely to result in the loss of Globix's operating authority, upon reasonable notice; or (v) if Client files for bankruptcy or reorganization or fails to discharge an involuntary petition therefor within sixty (60) days after filing. Any termination hereunder, except under Section 10.1(iv), shall subject Client to applicable termination and other accrued charges.

10.2 TERMINATION FOR CONVENIENCE. Either party may terminate this Agreement upon thirty (30) days notice provided no Exhibits I are still in effect and all amounts due Globix shall have been paid.

10.3 EARLY TERMINATION: CHARGES. If Service is terminated before the

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end of the Term, which can only be done on thirty (30) days prior written notice, Client will pay an early termination charge of one hundred percent (100%) of its recurring charges for the remainder of the Term, except if: (i) Client terminates as a result of Globix's material breach, or (ii) Globix terminates other than by reason of Client's breach. In the event that Client fails to pay Globix all amounts owed under an Exhibit I in a timely manner, Client agrees that without notice, Globix may, without liability, take possession of any Client equipment and store it, at Client's expense, until taken in full or partial satisfaction of any lien or judgment; or liquidate the property in a commercially reasonable manner, upon notice and apply the proceeds to any amounts due under this Agreement.

SECTION 11. SOFTWARE

11.1 LICENSE. If and to the extent computer software provided by Globix or its licensors is required for the use of a Service ordered by Client hereunder ("Licensed Software"), Globix shall grant or obtain for Client a nonexclusive, nontransferable, limited license to use such Licensed Software, in object code format only, and solely to the extent required to use the Service. If Globix is the licensor, Client shall in no event be entitled to claim title to or any ownership interest in any Licensed Software (or any derivations or improvements thereto), and Client shall execute any documentation reasonably required to memorialize Globix's existing and continued ownership of Licensed Software. If a third party is the licensor, Client's entitlement shall be limited solely to the license offered by said party.

11.2 RESTRICTIONS. Client shall not copy, reverse engineer, decompile, disassemble, sell, lease, license or sublicense the software; or create, write or develop any derivative software or other software program, based on the Licensed Software.

SECTION 12. CONDITION PRECEDENT CLIENT ACKNOWLEDGES AND UNDERSTANDS THAT GLOBIX'S OBLIGATION TO PERFORM UNDER THIS AGREEMENT AND ANY EXHIBITS ENTERED INTO HEREUNDER MAY BE CONDITIONED UPON THE CONSTRUCTION AND/OR RETENTION OF OPERATIONAL FACILITIES. FACILITIES AVAILABILITY SHALL INCREASE ON AN ONGOING BASIS. IF THE FOREGOING CONDITIONS ARE NOT SATISFIED ON THE APPLICABLE EFFECTIVE DATE, THE PARTIES' OBLIGATIONS UNDER THIS AGREEMENT, ANY EXHIBITS AND THE PAYMENT OF RECURRING MONTHLY FEES SHALL BE SUSPENDED UNTIL SUCH CONDITIONS ARE SATISFIED.

SECTION 13. MISCELLANEOUS

13.1 FORCE MAJEURE. Except with respect to accrued payment obligations, neither party shall be liable for any failure of performance due to causes beyond such party's reasonable control, including, but not limited to: acts of God, fire, flood or other catastrophes; any law, order, regulation, or governmental action; national emergencies, insurrections, riots, acts of terrorism or wars; unavailability of rights-of-way; or strikes or other labor difficulties not involving Globix, provided however, the affected party shall use commercially reasonable efforts to eliminate such event.

13.2 NO COMPETITIVE SERVICE. Client may not at any time, without Globix's prior written consent, permit any Globix facility to be utilized for the resale of Internet access or managed services to Globix clients.

13.3 NON-SOLICITATION. Neither party shall knowingly solicit for employment, offer employment to or employ the other party's employees during and for a period of two (2) years following termination of this Agreement. In the event of a breach of this provision the parties agree that appropriate liquidated damages shall be payment by the breaching party of one hundred (100%) percent of the new annual compensation of the employed individual.

13.4 NO LEASE. This Agreement is for Goods and/or Service only and is neither intended to nor does it constitute an agreement relating to real property. Client acknowledges and agrees that (i) it has been granted only a revocable license to use any applicable Client space and appropriate Globix facility in accordance with this Agreement, and (ii) Client has no rights as a tenant or otherwise under any real property or landlord/tenant laws, regulations, or ordinances.

13.5 ASSIGNMENT OR TRANSFER. Neither party may transfer or assign this Agreement, or any of its rights or obligations hereunder without the other's prior written consent, which will not be unreasonably withheld. Each party shall remain liable for nonpayment by its respective assignee or transferee. Notwithstanding the foregoing, Globix may assign or transfer this Agreement without notice to a Globix affiliate or successor in interest.

13.6 NOTICE. Notice shall be in writing to the address set forth hereinabove and properly given: (i) immediately, if delivered in person, via facsimile, or electronic mail; (ii) after one (1) day, if sent by overnight courier; or (iii) after three (3) days, when sent by first class U.S. Mail.

13.7 MARKETING. Client agrees that Globix may refer to Client and may briefly describe Client's business in Globix's marketing materials and on the Globix website. Client hereby grants Globix a limited license to use any Client trade names and trademarks only for this purpose.

13.8 INDEMNIFICATION BY CLIENT. Client shall indemnify, defend and hold harmless Globix, its officers, employees, subcontractors, representatives, landlords and/or mortgagees from claims, loss, damage, expense (including reasonable attorney's fees and court costs), liability (including liability for infringement of a third party's intellectual property rights), personal injury, death or property damage caused by or arising from:

A. the content of any communication transmitted via the Service or maintained in connection with any Goods provided hereunder;

B. the acts or omissions of Client or a third party, including their respective employees or representatives, in connection with the Goods or Service provided hereunder.

13.9 INDEMNIFICATION BY GLOBIX. Globix shall indemnify, defend and hold harmless Client from claims, loss, damage, expense (including reasonable attorney's fees and court costs), or liability (including liability for infringement of a third party's intellectual property rights) for property damage or personal injury to the extent that such claims arise out of or are caused by Globix's culpable negligence or willful misconduct.

13.10 INDEMNIFICATION PROCEDURE. The indemnification obligations of subsections
13.8 and 13.9 are conditioned upon:

A. prompt notice of the claim (to the extent known by the indemnified party) to the indemnifying party;

B. control of the defense of the claim by the indemnifying party; and

C. assistance by the indemnified party in the defense at the indemnifying party's expense.

13.11 RELATIONSHIP OF PARTIES. The parties are independent contractors and this Agreement does not establish any partnership, joint venture, employment, franchise or agency relationship between them.

13.12 SEVERABILITY. Should any provision of this Agreement be held to be void, invalid, or inoperative, the remaining provisions of this Agreement shall not be affected and shall continue in effect and the invalid provision shall be deemed modified to the least degree necessary to remedy such invalidity and maintain the parties' original intent.

13.13 NO WAIVER; ALL RIGHTS CUMULATIVE. Failure to enforce any provision of this Agreement shall not be construed as a waiver. The parties' rights shall be deemed cumulative, such that the exercise of one shall not preclude the exercise of others.

13.14 THIRD PARTY BENEFICIARIES. The parties do not intend any provision of this Agreement to be enforceable by or to benefit any third party.

13.15 INTELLECTUAL PROPERTY RIGHTS. Globix shall remain the sole owner of and retain all right, title and interest in any Service, technical information and/or intellectual property rights (IPR) provided to Client hereunder, including, without limitation, all trademark, trade names, service marks, copyrights, computer programs, general utility programs, software, methodology, databases, specifications, systems designs,

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applications, enhancements, documentation, manuals, know-how, formulas, hardware, audio/visual equipment, tools, libraries, discoveries, inventions, techniques, writings, designs and other IPR either used or developed by Globix or its agents in connection with the provision of Service hereunder ("Globix Technology"). Any Globix Technology will not be work for hire. In return for payment of all fees and charges, Globix grants to Client a royalty free, non-exclusive, non-transferable, non-assignable license to use any IPR provided with Service hereunder. Globix shall be free to provide similar IPR to other parties and shall retain the right to unrestricted use of any data, any and all related concepts, know-how, techniques or IPR either acquired or developed as a result of this Agreement.

13.16 SUPPLEMENTAL TERMS. The terms contained in any Exhibit I, SLA, SOW or other related documents are intended to supplement this Agreement's terms.

13.17 HEADINGS. The titles and headings of the sections and subsections in this Agreement are intended solely for convenience of reference and are not intended for any other purpose whatsoever, or to explain, modify or place any construction upon or on any of this Agreement's provisions.

13.18 SURVIVAL. The following sections of this Agreement shall survive termination: Section 3, Section 5, Section 7, Section 8, Section 10.3 and
Section 13.

13.19 GOVERNING LAW & JURISDICTION. This Agreement shall be governed by the laws of the State of New York applicable to contracts to be fully performed therein. The jurisdiction and venue for actions related to this Agreement shall be the State and Federal Courts located in New York County, New York. Provided, that Globix may bring an action in such Courts or in the jurisdiction where Client's principal place of business is located.

13.20 ENTIRE UNDERSTANDING. This Agreement and any Exhibit I, SLA, SOW or other related documents executed hereunder, constitute the parties' entire understanding and supercede any oral representations, understandings and offers related to the subject matter hereof. In the event Client is an existing Client with an unexpired MSA, said MSA shall be superceded by this Agreement and any Exhibit(s) I under likewise superceded CSO(s) thereunder shall become subject to this Agreement. This Agreement can be modified in writing signed by both parties.

IN WITNESS WHEREOF the parties have executed this Agreement by their duly authorized representatives as of the date first above written.

GLOBIX CORPORATION                        CLIENT:
                                                 -------------------------------
By                                        By
  ------------------------------------      ------------------------------------
Name                                      Name
    ----------------------------------        ----------------------------------
Title                                     Title
     ---------------------------------         ---------------------------------

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                                    EXHIBIT A

                GLOBIX STANDARD SERVICE LEVEL AGREEMENT(vA3.03)

  NOTICE TO ALL CLIENTS: TO QUALIFY FOR THE BELOW SET FORTH ENTITLEMENTS CLIENT
    MUST FULLY COMPLETE ALL GLOBIX REQUIRED CLIENT CONTACT INFORMATION FORMS.

1. NETWORK AVAILABILITY AND UPTIME. Globix guarantees one hundred (100%) percent Backbone Network Uptime with at least ninety-nine (99%) percent sustained Packet Throughput (PT). To determine compliance, measurements are taken on a continual basis on the Globix U.S. Domestic Backbone Network between various combinations of any two of our Points of Presence (POPs).

A. Network availability refers to the ability of a Client to access the Globix Backbone Network.

B. Globix measures latency on the Globix Backbone Network. These measurements are taken as round trip times between core routers within the Globix POP facilities in the continental United States. Globix guarantees an average round trip latency of not more than one hundred and twenty (120ms) milliseconds. If this standard is not met, Globix will credit the Client as detailed in Section 6.

C. Network Unavailability is defined as a packet loss in excess of fifty (50%) percent for fifteen (15) consecutive minutes or more or one that exceeds one (1%) percent for two (2) or more consecutive hours on the Globix Backbone Network. Periodically, Globix will upgrade or find the need to repair or replace vital network equipment which interruptions are foreseeable events common to all First Tier network providers. Neither these maintenance events, necessary for providing a consistently high level of service, nor client caused outages or disruptions beyond Globix's control are considered "Network Unavailability" as covered by this SLA.

D. Clients must report Network Unavailability of longer than fifteen (15) consecutive minutes or the aforementioned packet loss to Globix Client Support Center within forty-eight (48) hours of the event. If the event reported by the Client is confirmed by Globix Customer Service, the Client will receive a pro-rated service credit as detailed in Section 6. However, the total of any credits granted for any twenty-four (24) hour period may not exceed one (1) full day's pro-rated fee.

E. Network Unavailability for Point to Point Leased Line Dedicated Access Clients caused by a failure due to the Local Exchange Carrier (LEC) is covered by this SLA for any service with a Globix ordered local loop circuit. Globix will use industry standard efforts to remedy any circuit failures when working with the LEC. The pro-rata discount for this type of outage is limited to Internet Port access fees only and will be applied to Client's invoice as described in Section 6.

F. Network Unavailability for Frame Relay and Digital Subscriber Link Service caused by a failure due the to LEC Frame Relay Network or LEC tail circuits, is not covered by this SLA and Globix will not be liable for same.

2. HARDWARE AND SOFTWARE MONITORING AND UPTIME. Equipment not owned and operated by Globix is not directly monitored. However, indirect monitoring is provided in the form of a standard Ping Test performed every three hundred
(300) seconds to one (1) IP address per Client service account. In the event that two (2) consecutive Ping Tests fail, Globix will notify Client in accordance with the standard notification policy detailed in Section 3. However, Globix will not take any corrective action unless a Maintenance Agreement between the parties is in effect.

3. NOTIFICATION OF OUTAGES AND SERVICE INTERRUPTION EVENTS. Fifteen (15) minutes after an outage is officially recorded, which occurs when the second Ping Test fails, Globix will contact Client's designated representative by e-mail, phone, or pager. Clients reporting service interruption events or outages of any kind may use the "Single Point of Contact" local support telephone number for access to the twenty-four (24) hour Support Group.

4. ACCESS TO STATISTICS. Client will have access to a public web page detailing Globix Backbone Network availability and latency statistics. Clients may enter separate agreements for additional statistics accessible through private web pages with Client specific usage statistics as detailed in that agreement.

5. INSTALLATION INTERVAL GUARANTEE. If Globix is unable to meet the standard installation interval for any Service, and Client has been billed for the full installation fee (i.e., not discounted), Globix will credit Client's account with fifty (50%) percent thereof excluding any local loop installation charges. Since Client may choose to purchase one of several levels of expedited installation Service, if Globix fails to meet the purchased installation deadline, Globix will discount the expedite fee to the cost associated with whichever interval it meets. For example, if Client orders a "Rush" installation package and Globix meets the "Standard" interval, Globix will refund the difference between the "Rush" and "Standard" install fee. In order to qualify for this installation guarantee, Client's account must be in good standing. All these entitlements are subject to Globix's performance not being precluded by Client created or force majeure events.

6. WARRANTIES AND DISCLAIMERS BY GLOBIX. Service Level Warranty. In the event Client experiences any of the following and Globix determines in its reasonable judgment that such inability was caused by Globix's failure to provide Internet Data Center Services for reasons within Globix's reasonable control and not as a result of any action or inaction of Client or any third parties (including Client equipment and/or third party equipment), Globix will, upon Client's request in accordance with Section 6C., credit Client's account as described below:

A. Inability to Access the Internet (Downtime). If Client is unable to transmit and receive information from Globix's Internet Data Centers (i.e., Globix's LAN and WAN) to other portions of the Internet because Globix failed to provide Internet Data Center Services for more than fifteen (15) consecutive minutes, Globix will credit Client's account the pro-rata Globix connectivity charges (i.e., all bandwidth related charges) for one (1) day of Service, up to an aggregate maximum credit of connectivity charges for seven (7) days of Service in any one calendar (1) month. Globix's scheduled maintenance of the Internet Data Centers and Internet Data Center Services, as described in the Policies and Procedures, shall not be deemed to be a failure of Globix to provide Internet Data Center Services. Pro-rata daily credits are limited to one full day's credit per twenty-four (24) hour Service period.

B. Packet Loss and Latency. While Globix does not proactively monitor the packet loss or transmission latency of specific Clients, Globix does monitor the packet loss and transmission latency within its LAN and WAN. If Globix discovers (either from its own efforts or after being notified by Client) that Client is experiencing packet loss in excess of the level set by the SLA purchased by Client ("EXCESS PACKET LOSS") or transmission latency in excess of one hundred and twenty (120ms) milliseconds round trip time (based on Globix's measurements) between any two POPs within Globix's U.S. network (collectively, "EXCESS LATENCY", and with Excess Packet Loss "EXCESS PACKET LOSS/LATENCY"), and Client notifies Globix (or confirms that Globix has notified Client), Globix will take all actions necessary to determine the source of the Excess Packet Loss/Latency.

(i) Remedy of Excess Packet Loss/Latency. If the Excess Packet Loss/Latency remedy is within the sole control of Globix, Globix will remedy the Excess Packet Loss/Latency within two (2) hours of determining the source of the Excess Packet Loss/Latency. If the Excess Packet Loss/Latency is caused from outside of the Globix LAN or WAN, Globix will notify Client and will use industry standard efforts to notify the party(ies) responsible for the source and cooperate with it/them to resolve the problem as soon as possible.

(ii) Failure to Determine Source and/or Resolve Problem. If Globix is unable to determine the source of and remedy the Excess Packet Loss/Latency within the time periods described above (where Globix was solely in control of the source), Globix will credit Client's account the pro-rata Globix connectivity charges for one (1) day of Service for every two (2) hours after the time periods described above that it takes Globix to resolve the problem, up to an aggregate maximum credit of connectivity charges for seven (7) days of Service in any one (1) month.

C. NOTE: CLIENT MUST REQUEST CREDIT. To receive any applicable credits, Client must notify Globix Customer Service within two (2) business days from the time Client becomes eligible to receive a credit or forfeit its right to receive a credit. Globix will contact Client to review the status of the credit request and to determine the applicable credit, if any, due Client.

D. Remedies Not Cumulative - Maximum Credit. In the event that Client is entitled to multiple credits arising from the same event, whether under this SLA or any other SLAs, such credits shall not be cumulative. Client shall be entitled to receive only the maximum single credit available for such event. In no event will Globix be required to credit Client in any one (1) calendar month Globix connectivity charges in excess of seven (7) days of Service. A credit shall be applied only to the month in which the incident took place. Client shall not be eligible to receive any credits for periods during which Client received any Service free of charge.

E. Termination Option for Chronic Problems. If, in any single calendar month, Client would be able to receive credits totaling fifteen (15) or more days (but for the limitation in subparagraph D above) resulting from three (3) or more events during such calendar month or, if any single event entitling Client to credits under subparagraph A exists for a period of eight (8) consecutive hours, then, Client may terminate the applicable Service for cause and without termination fee by notifying Globix within five (5) days following the end of such calendar month. Termination will be effective thirty (30) days after receipt of such notice by Globix.

[GLOBIX(TM) LOGO]

               GLOBIX CORPORATION MASTER SERVICE AGREEMENT CONTACT FORM (vB1.01)
--------------------------------------------------------------------------------

COMPANY INFORMATION
--------------------------------------------------------------------------------
*Company Name:

--------------------------------------------------------------------------------
*Address:                                         *Flr/Suite:

--------------------------------------------------------------------------------
*City:                        *State:             *Zip Code:

--------------------------------------------------------------------------------
Business Alias/DBA:

--------------------------------------------------------------------------------
*Main Phone:                  Main Fax:

--------------------------------------------------------------------------------

SHIPPING INFORMATION    [ ] Same as company information
--------------------------------------------------------------------------------
*Shipping Contact:

--------------------------------------------------------------------------------
*Address:                                         *Flr/Suite:

--------------------------------------------------------------------------------
*City:                        *State:             *Zip Code:

--------------------------------------------------------------------------------

ADMINISTRATIVE/TECHNICAL CONTACT:
PRIMARY
--------------------------------------------------------------------------------
*Name:                        Title:

--------------------------------------------------------------------------------
  [ ]Address same as company information
--------------------------------------------------------------------------------
Company:

--------------------------------------------------------------------------------
*Address:                                         *Flr/Suite:

--------------------------------------------------------------------------------
*City:                        *State:             *Zip Code:

--------------------------------------------------------------------------------
*e-mail:                      *Office Phone:

--------------------------------------------------------------------------------
Office Fax:                   e-mail pager:

--------------------------------------------------------------------------------
Numeric pager:                Cellular Phone:

--------------------------------------------------------------------------------
Home Phone:                   *Passphrase:

--------------------------------------------------------------------------------

PREFERRED METHOD OF CONTACT [ ] None (Check one box in each column. Note: 1st choice will always be e-mail)

----------------------------------------------------------------------------------------------------
Hours               1st choice   2nd choice                         3rd choice
----------------------------------------------------------------------------------------------------
Work M-F:           e-mail       [ ]e-mail pager [ ]numeric pager   [ ]e-mail pager [ ]numeric pager
9AM - 5PM                        [ ]office [ ]cellular [ ]home      [ ]office [ ]cellular [ ]home
----------------------------------------------------------------------------------------------------
Off hrs M-F:        e-mail       [ ]e-mail pager [ ]numeric pager   [ ]e-mail pager [ ]numeric pager
5PM - 9AM                        [ ]office [ ]cellular [ ]home      [ ]office [ ]cellular [ ]home
----------------------------------------------------------------------------------------------------
Weekend:      5PM   e-mail       [ ]e-mail pager [ ]numeric pager   [ ]e-mail pager [ ]numeric pager
Fri. - 9AM Mon.                  [ ]office [ ]cellular [ ]home      [ ]office [ ]cellular [ ]home
----------------------------------------------------------------------------------------------------

----------

* - Required

SECONDARY (IF APPLICABLE)
--------------------------------------------------------------------------------
*Name:                        Title:

--------------------------------------------------------------------------------
  [ ]Address same as company information
--------------------------------------------------------------------------------
Company:

--------------------------------------------------------------------------------
*Address:                                         *Flr/Suite:

--------------------------------------------------------------------------------
*City:                        *State:             *Zip Code:

--------------------------------------------------------------------------------
*e-mail:                      *Office Phone:

--------------------------------------------------------------------------------
Office Fax:                   e-mail pager:

--------------------------------------------------------------------------------
Numeric pager:                Cellular Phone:

--------------------------------------------------------------------------------
Home Phone:                   *Passphrase:

--------------------------------------------------------------------------------

PREFERRED METHOD OF CONTACT [ ] None (Check one box in each column. Note: 1st choice will always be e-mail)

----------------------------------------------------------------------------------------------------
Hours               1st choice   2nd choice                         3rd choice
----------------------------------------------------------------------------------------------------
Work M-F:           e-mail       [ ]e-mail pager[ ]numeric pager    [ ]e-mail pager [ ]numeric pager
9AM - 5PM                        [ ]office [ ]cellular [ ]home      [ ]office [ ]cellular [ ]home
----------------------------------------------------------------------------------------------------
Off hrs M-F:        e-mail       [ ]e-mail pager [ ]numeric pager   [ ]e-mail pager [ ]numeric pager
5PM - 9AM                        [ ]office [ ]cellular [ ]home      [ ]office [ ]cellular [ ]home
----------------------------------------------------------------------------------------------------
Weekend:      5PM   e-mail       [ ]e-mail pager [ ]numeric pager   [ ]e-mail pager [ ]numeric pager
Fri. - 9AM Mon.                  [ ]office [ ]cellular [ ]home      [ ]office [ ]cellular [ ]home
----------------------------------------------------------------------------------------------------

BILLING CONTACT:
--------------------------------------------------------------------------------
*Name:                        Title:

--------------------------------------------------------------------------------
  [ ]Address same as company information
--------------------------------------------------------------------------------
Company:

--------------------------------------------------------------------------------
*Address:                                         *Flr/Suite:

--------------------------------------------------------------------------------
*City:                        *State:             *Zip Code:

--------------------------------------------------------------------------------
*e-mail:                      *Office Phone:

--------------------------------------------------------------------------------
Office Fax:                   e-mail pager:

--------------------------------------------------------------------------------
Numeric pager:                Cellular Phone:

--------------------------------------------------------------------------------
Home Phone:                   *Passphrase:

--------------------------------------------------------------------------------

PREFERRED METHOD OF CONTACT [ ] None (Check one box in each column. NOTE: 1st choice will always be e-mail)

----------------------------------------------------------------------------------------------------
 Hours              1st choice   2nd choice                         3rd choice
----------------------------------------------------------------------------------------------------
Work M-F:           e-mail       [ ]e-mail pager [ ]numeric pager   [ ]e-mail pager [ ]numeric pager
9AM - 5PM                        [ ]office [ ]cellular [ ]home      [ ]office [ ]cellular [ ]home
----------------------------------------------------------------------------------------------------
Off hrs M-F:        e-mail       [ ]e-mail pager [ ]numeric pager   [ ]e-mail pager [ ]numeric pager
5PM - 9AM                        [ ]office [ ]cellular [ ]home      [ ]office [ ]cellular [ ]home
----------------------------------------------------------------------------------------------------

          PLEASE ATTACH ADDITIONAL CONTACT INFORMATION PAGES IF NEEDED

----------

* - Required

----------------------------                           -------------------------

Globix Sales Representative:    GLOBIX CORPORATION     For Credit Dept Use Only

----------------------------     139 CENTRE STREET     Oracle ID:
                                                                 --------------
----------------------------     NEW YORK, NY 10013    Approved by:
                                                                   ------------
                               PHONE: (212) 625-7351   Date:
                                                            -------------------
                                FAX: (212) 625-7505
                                                       Application date:-------

                                                       -------------------------

                         APPLICATION FOR CREDIT (vA3.03)

 (failure to supply all requested information may delay processing or result in denial of credit)
================================================================================
Bill To:                               Ship To:

Legal Name:                            Name
-------------------------------------  -----------------------------------------

Division/subsidiary/DBA                Address
-------------------------------------  -----------------------------------------

Tax ID#                                Address
-------------------------------------  -----------------------------------------

Address                                City, State, Zip
-------------------------------------  -----------------------------------------

City, State, Zip                       ATTN:
-------------------------------------  -----------------------------------------

Attn:                                  Phone No. (  )
-------------------------------------  -----------------------------------------

Phone No. (  )                         Fax No.   (  )
-------------------------------------  -----------------------------------------

Fax No.   (  )                         Credit Limit Requested $ ___ Expected MMR
-------------------------------------  -----------------------------------------

Duns ________ Type of Product/Services:  New Account   Renewal   Upgrade
Number _                                     [ ]         [ ]       [ ]

--------------------------------------------------------------------------------

                          GENERAL BUSINESS INFORMATION

Type of Business                         Are you sales and/or use tax exempt?
                                         YES __ IF YES, YOU MUST ATTACH YOUR TAX
__ Individual  __ Partnership            NO  __ EXEMPT CERTIFICATE, OR WE MUST
__ Corporation __ LLC                             CHARGE SALES TAX

Years in Business ______       Year ______ and State of Incorporation/

                                  Establishment ____________

Number of Employees __________ Approximate Annual Sales Volume $ _____________
                                  (Attach most recent financial statement)

             Officer's Name                 Title           Social Security #

----------------------------------------    ------------    --------------------

----------------------------------------    ------------    --------------------

----------------------------------------    ------------    --------------------

Accounts Payable Contact _______________ Phone (  ) _______ Fax (  ) _______

                                 BANK REFERENCES

 Bank Name                                Officer Handling
           ---------------------------                     ---------------------

 City, State, Zip                         Phone No. (    )
                  --------------------                     ---------------------

 Account Number                           Contact
                ----------------------    person: ---------------------------

                           BUSINESS CREDIT REFERENCES

(1) Name                                  Contact Person
         -----------------------------                   --------------------

    Address                               Phone (     )                Ext
            --------------------------                  --------------     -----

    Account No.                           Payment Terms
                ----------------------                  ------------------------

(2) Name                                  Contact Person
         -----------------------------                   --------------------

    Address                               Phone (     )                Ext
            --------------------------                  --------------     -----

    Account No.                           Payment Terms
                ----------------------                  ------------------------

(3) Name                                  Contact Person
         -----------------------------                   --------------------

    Address                               Phone (     )                Ext
            --------------------------                  --------------     -----

    Account No.                           Payment Terms
                ----------------------                  ------------------------

                      CREDIT EXTENSION TERMS AND CONDITIONS

By its signature below, the undersigned agrees: (1) all Goods and Services sold on net term accounts are subject to credit approval and payment is due thirty
(30) days from the date of the invoice; (2) Globix shall retain title to all goods and equipment until fully paid for; (3) any undisputed sum not paid within terms of sale is subject to a service charge of 1.5% per calendar month; (4) to accept the determination of the manufacturer as to the warranty entitlement of any returned Goods; (5) to accept the jurisdiction and venue of the State of Federal Courts located in New York County, New York, provided that Globix may bring an action in such Courts or in the jurisdiction where Client's principal place of business is located; and (6) to pay all reasonable collection costs, including but not limited to attorney's fees and court costs, that Globix may incur in collection of any past due sums.

The undersigned hereby affirms under penalty of perjury that this open account application is true and correct and is made on behalf of the Applicant shown above, by a person who has actual authority to bind the Applicant, for the purpose of securing open account terms of credit from Globix and that the above references represent the major creditors of the Applicant; and agrees that all the statements (and attachments, if any) shall remain the property of Globix, even if credit is denied.

The undersigned agrees to notify Globix of any material change in the information given on this application within fifteen (15) days of such change. Globix is hereby authorized to obtain any information it may require relating to the credit worthiness of the undersigned from any source including the undersigned's bank, references, or a credit reporting agency. This affirmation will continue as long as there is a balance outstanding.

Client Name:                              Dated:
             -------------------------           -----------------------------

By:
    ----------------------------------

Printed Name:
              ------------------------

Title:
       -------------------------------

--------------------------------------------------------------------------------
      NOTE: IF THE APPLICANT IS IN BUSINESS LESS THAN TWO (2) YEARS OR HAS INSUFFICIENT CREDIT HISTORY OR STANDING THE GUARANTY OF PAYMENT ON THE FOLLOWING PAGE MUST BE SIGNED BY ONE OR MORE OF ITS PRINCIPALS OR THE APPLICATION WILL BE
                                   REJECTED.
--------------------------------------------------------------------------------

                               GUARANTY OF PAYMENT

      IN ORDER TO FURTHER INDUCE GLOBIX CORPORATION TO EXTEND CREDIT TO THE BUSINESS ORGANIZATION NAMED ABOVE ("THE COMPANY"), THE UNDERSIGNED, PERSONALLY AND INDIVIDUALLY, JOINTLY AND SEVERALLY, DO/DOES HEREBY UNCONDITIONALLY AND IRREVOCABLY GUARANTY THE PROMPT PAYMENT OF ALL SUMS DUE TO GLOBIX CORPORATION FROM THE COMPANY. THE UNDERSIGNED UNDERSTANDS THAT THIS GUARANTY MAKES IT/THEM PRINCIPALLY LIABLE FOR ALL CREDIT, NOW AND HEREINAFTER TO BE EXTENDED TO THE COMPANY.

      THIS IS A GUARANTY OF PAYMENT, NOT COLLECTION, AND IS NOT CONTINGENT UPON ANY ATTEMPT TO COLLECT OR PROCEED AGAINST THE COMPANY. IN ADDITION, THE UNDERSIGNED AGREES TO BE BOUND BY ALL OF THE TERMS AND CONDITIONS OF THE CONTRACTS BETWEEN GLOBIX CORPORATION AND THE COMPANY WHICH MAY BE CHANGED, EXTENDED OR OTHERWISE MODIFIED FROM TIME TO TIME WITHOUT NOTICE AND WITHOUT AFFECTING OR RELEASING THE LIABILITY OF THE UNDERSIGNED, WHICH IS HEREBY DECLARED TO BE ASOLUTE.

Signed:                                   Dated:
        ------------------------------           -------------------------------

Name Printed:
             -------------------------

SSN:
    ----------------------------------

Signed:                                   Dated:
        ------------------------------           -------------------------------

Name Printed:
             -------------------------

SSN:
    ----------------------------------